UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): May 13, 2015

HEARTWARE INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34256	26-3636023
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Old Connecticut Path

Framingham, MA 01701

(Address of principal executive offices)

Registrant’s telephone number, including area code:

508.739.0950

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Exchange Offer

On May 13, 2015, HeartWare International, Inc. (the “Company”) issued (the “Initial Issuance”) approximately $84.6 million aggregate principal amount of its 1.75% Convertible Senior Notes due 2021 (the “New Notes”) in exchange for approximately $72.7 million aggregate principal amount of the Company’s outstanding 3.50% Convertible Senior Notes due 2017 (the “Old Notes”), pursuant to privately-negotiated exchange/subscription agreements (the “Initial Exchange/Subscription Agreements”) with certain holders of the Old Notes (the “Participating Holders”) as generally described in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 7, 2015 (the “Announcement 8-K”), which is incorporated herein by reference.

On May 13, 2015, the Company also entered into certain privately-negotiated exchange/subscription agreements (the “Additional Exchange/Subscription Agreements” and, together with the Initial Exchange/Subscription Agreements, the “Exchange/Subscription Agreements”) with certain Participating Holders pursuant to which the Company agreed to issue and sell an additional approximately $33.5 million aggregate principal amount of New Notes in exchange for approximately $28.6 million aggregate principal amount of Old Notes on substantially similar terms as the Initial Issuance.

After giving effect to the settlement of all exchanges pursuant to all of the Exchange/Subscription Agreements, the Company exchanged Old Notes in an aggregate principal amount of approximately $101.3 million (which represents approximately 70% of the aggregate outstanding principal amount of the Old Notes) for approximately $118.2 million aggregate principal amount of New Notes (representing an average exchange ratio equal to approximately 1.167 New Notes per $1,000 principal amount of exchanged Old Notes). Approximately $42.5 million aggregate principal amount of Old Notes remains outstanding and continues to be due and payable in full by the Company on December 15, 2017.

New Note Offering

On May 13, 2015, the Company also issued approximately $69.2 million aggregate principal amount of New Notes for cash pursuant to the Initial Exchange/Subscription Agreements and also agreed to issue and sell $15.0 million aggregate principal amount of New Notes for cash pursuant to the Additional Exchange/Subscription Agreements for a total of approximately $84.2 million aggregate principal amount of New Notes (the “New Money Notes”). The New Money Notes were issued at an aggregate purchase price payable in cash to the Company equal to approximately 95% of the purchased principal amount.

The foregoing description of the Exchange/Subscription Agreements does not purport to be complete and is qualified in its entirety by reference to the form of Exchange/Subscription Agreement, which is included as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Indenture and Second Supplemental Indenture

The New Notes were issued under an indenture dated as of December 15, 2010 between the Company and Wilmington Trust, National Association, as successor by merger with Wilmington Trust FSB, as trustee, as supplemented by a second supplemental indenture with respect to the New Notes dated as of May 13, 2015. A copy of the base indenture was filed by the Company as Exhibit 4.1 to the Company’s Current Report on Form 8-K dated December 15, 2010 and a copy of the second supplemental indenture is filed herewith as Exhibit 4.1 and is incorporated herein by reference. A summary of certain terms of the New Notes is included in the Announcement 8-K. The form of New Note is filed herewith as Exhibit 4.2 and is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

As stated above and as generally described in the Announcement 8-K filed on May 7, 2015, pursuant to the Initial Exchange/Subscription Agreements, the Company issued approximately $154 million aggregate principal amount of New Notes to certain Participating Holders and certain persons who are both accredited investors (within the meaning of Rule 501 promulgated under the Securities Act of 1933, as amended (the “Securities Act”) and qualified institutional buyers (as defined in Rule 144A under the Securities Act). As stated above, the Company also entered into additional Exchange/Subscription Agreements pursuant to which the Company issued an additional approximate $48.5 million aggregate principal amount of New Notes to certain Participating Holders. The additional New Notes were offered and sold pursuant to the exemption from registration provided by Section 4(a)(2) of the Securities Act. The Company will not receive any proceeds from the exchange of Old Notes for the additional New Notes. The proceeds to the Company from the sale of additional New Notes, net of original issuance discount, will be approximately $14.0 million, before deducting fees and estimated offering expenses payable by the Company. The additional New Notes contain substantially similar terms to the New Notes described in Item 3.02 of the Announcement 8-K, which is incorporated herein by reference. Additional information about the exchange of Old Notes for New Notes is contained in Item 1.01 of this Current Report on Form 8-K and is also incorporated herein by reference.

The New Notes, and any shares of the Company’s common stock issuable upon conversion of the New Notes, have not been and will not be registered under the Securities Act, or any state securities law. The Company does not intend to file a shelf registration statement for resale of the New Notes, or the shares of the Company’s common stock, if any, issuable upon conversion thereof.

On May 15, 2015, the Company also issued 26,042 shares of its Common Stock following satisfaction of a patent issuance milestone pursuant to a Patent Assignment and License Agreement dated December 28, 2012. The Company registered the shares under the Securities Act by filing a prospectus supplement pursuant to Rule 424(b)(7) on May 15, 2015.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

4.1	Second Supplemental Indenture dated as of May 13, 2015 between the Company and Wilmington Trust, National Association, (as successor by merger to Wilmington Trust FSB), as Trustee.

4.2	Form of 1.75% Convertible Senior Notes due 2021 (included in Exhibit 4.1).

10.1	Form of Exchange/Subscription Agreement (incorporated herein by reference to Exhibit 10.1 of the Registrant’s Current Report on Form 8-K filed on May 7, 2015).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HeartWare International, Inc.

Date: May 19, 2015	By:	/s/ Lawrence J. Knopf
	Name:	Lawrence J. Knopf
	Title:	Senior Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit No.	Description

4.1	Second Supplemental Indenture dated as of May 13, 2015 between the Company and Wilmington Trust, National Association, (as successor by merger to Wilmington Trust FSB), as Trustee.

4.2	Form of 1.75% Convertible Senior Notes due 2021 (included in Exhibit 4.1).

10.1	Form of Exchange/Subscription Agreement (incorporated herein by reference to Exhibit 10.1 of the Registrant’s Current Report on Form 8-K filed on May 7, 2015).